Capital management	12 Months Ended
Dec. 31, 2025
Disclosure of capital management [Abstract]
Capital management [Text Block]

30. Capital management

The Company's objectives in managing capital are to ensure that the Company has the financial capacity to support its operations with sufficient capability to manage unforeseen operational, economic and/or industry developments, such that the Company has the capital and capacity to support its long‐term growth strategies, and to provide returns for shareholders and benefits for other stakeholders. The Company defines capital that it manages as total shareholders' equity, being a total of $218.9 million as at December 31, 2025 (December 31, 2024 - $243.5 million).

The Company is subject to financial covenants under the RCF (note 12). Although the Company had not drawn on the RCF as of December 31, 2025, the Company was in compliance with the financial covenants.

The Company manages its capital structure and makes adjustments considering general economic conditions, the risk characteristics of the underlying assets and the Company's working capital requirements associated with ongoing operations and corporate development plans. The Company does not currently pay dividends. The Board of Directors reviews and approves any material transactions out of the ordinary course of business, including proposals on acquisitions or other major investments or divestitures, as well as capital and operating budgets. The Company's investment policy is to invest its cash in highly liquid short-term interest-bearing investments with maturities of 180 days or less from the original date of acquisition.

The Company has not made any changes to its policies and processes for managing capital during the year.